UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

STERIS Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-14643	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio		44060-1834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On May 9, 2014, STERIS Corporation (“STERIS”) completed the previously announced acquisition of all of the outstanding shares of capital stock of Integrated Medical Systems International, Inc. (“IMS”) pursuant to that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) dated March 31, 2014 with IMS and its shareholders. The purchase price was $165 million, subject to a customary working capital adjustment. In addition, STERIS purchased certain real estate used in the IMS business and owned by affiliates for approximately $10 million. STERIS did not assume any existing debt in connection with the purchases. The purchases were financed by borrowings under STERIS’s existing credit facility. IMS shareholders were Farrell and Debra Robinson and their trusts and family members and other third parties, more specifically identified in the Share Purchase Agreement. IMS affiliates selling real estate were The Robinson Real Estate Company, LLC and Burr Investments, LLC.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

To the extent required, STERIS will provide the financial statements required by Item 9.01(a) on Form 8-K by amendments to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

To the extent required, STERIS will provide the pro forma financial statements required by Item 9.01(b) on Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement dated March 31, 2014 by and among STERIS Corporation, Integrated Medical Systems International, Inc. and the shareholders party thereto.*

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By	/s/ J. Adam Zangerle
J. Adam Zangerle Vice President, General Counsel, and Secretary

Date: May 9, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement dated March 31, 2014 by and among STERIS Corporation, Integrated Medical Systems International, Inc. and the shareholders party thereto.*

*	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

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